UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007

TOWERSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33449 (Commission File Number)	20-8259086 (IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI (Address of Principal Executive Offices)	02842 (Zip Code)

(401) 848-5848
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 28, 2007, Towerstream Corporation (the “Company”) amended its bylaws to clarify the Company’s ability to issue and transfer uncertificated shares of its common stock. In addition, the Company amended Article II, Section 8 of the bylaws to clarify that director candidates must be nominated in accordance with the provisions of such section in order to stand for election at an annual meeting of the stockholders, but not with respect to the nomination and appointment of directors by the Company’s board of directors between annual stockholder meetings to fill vacancies and newly created directorships.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to the Bylaws of Towerstream Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2007		TOWERSTREAM CORPORATION
	By:	/s/ George E. Kilguss, III
George E. Kilguss, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to the Bylaws of Towerstream Corporation